UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
 (Exact name of registrant as specified in its charter)

Luxembourg	1-34354	N/A
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

291, route d’Arlon Luxembourg City	L-1150
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 352 24 69 79 00

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Definitive Proxy Statement the (“Proxy Statement”) Ms. Silke Andresen-Kienz did not stand for re-election to the Board of Directors (the “Board”) at the annual meeting of shareholders held on May 18, 2011 (the “Shareholder Meeting”) of Altisource Portfolio Solutions S.A. (the “Company”). To replace Ms. Andresen-Kienz, Mr. W. Michael Linn was elected to the Board of the Company at the Shareholder Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 18, 2011, the Company held the Shareholder Meeting. The final results for each matter submitted to a vote of shareholders at the meeting were as follows.

(i)  The following directors were elected at the meeting and the voting for each director was as follows:

Name	For	Withheld	Broker Non-Votes
William C. Erbey	16,053,840	3,501,011	2,550,808
W. Michael Linn	19,418,998	135,853	2,550,808
Roland Müller-Ineichen	19,416,736	138,115	2,550,808
William B. Shepro	19,383,479	171,372	2,550,808
Timo Vättö	19,417,203	137,648	2,550,808

(ii) Deloitte & Touche LLP was approved as the Company’s independent registered certified public accounting firm for 2011 and Deloitte S.A. was approved as the Company’s certified auditor for all statutory accounts as required by Luxembourg law for the same period by the following vote:

Name	Votes
For:	21,990,344
Against:	392
Abstain:	114,923
Broker Non-Votes	N/A

(iii) The Directors’ Reports (“Rapports De Gestion”) on the Luxembourg Statutory Accounts for the Company for the year ended December 31, 2010 was approved and ratified by the following vote:

Name	Votes
For:	21,988,508
Against:	710
Abstain:	116,441
Broker Non-Votes	N/A

(iv) The Company’s Luxembourg Statutory Accounts for the year ended December 31, 2010 and the allocation of the results for the year ended December 31, 2010 were approved by the following vote:

Name	Votes
For:	21,961,075

Against:	6,798

Abstain:	137,786

Broker Non-Votes	N/A

(v) The discharge of each of the current and past directors of the Company for the performance of their mandate during the year ended December 31, 2010 was approved by the following vote:

Name	Votes
For:	21,943,074

Against:	45,006

Abstain:	117,579

Broker Non-Votes	N/A

(vi) The compensation of Altisource’s named executive officers, as disclosed in the Company’s Proxy Statement was approved (“Say-on-Pay”), on an advisory basis, by the following vote:

Name	Votes
For:	19,251,477

Against:	27,711

Abstain:	275,663

Broker Non-Votes	2,550,808

(vii) The frequency that an advisory vote on executive compensation should be presented to the shareholders was approved (“Frequency of Say-on-Pay”), on an advisory basis, as three years, by the following vote:

Name	Votes
One Year	5,650,756
Two Years	49,113
Three Years	13,580,858
Abstain	274,124

(viii) A change in Directors’ compensation, as disclosed in the Proxy Statement, was approved by the following vote:

Name	Votes
For:	21,732,115

Against:	92,538

Abstain:	281,006

Broker Non-Votes	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

(Registrant)

By:	/s/ Robert D. Stiles
Robert D. Stiles
Chief Financial Officer Date: May 23, 2011